SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


                                   ----------------



                                       FORM 8-K


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 1998.
                                                        ------------------

                                     OMI Trust 1998-D
                  --------------------------------------------------
                  (Exact name of registrant as specified in charter)


        Pennsylvania               333-31441                Application filed
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)           File Number)               Identification No.)

                  c/o PNC Bank, National Association
                  Corporate Trust Department
                  Attention:  Judy Wisniewskie
                  1700 Market Street
                  Philadelphia, Pennsylvania            19103
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872
                                                           --------------

================================================================================
           (Former name or former address, if changed since last report.)

                               OMI Trust 1998-D

                                   Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

      OMI Trust 1998-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1998-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on November 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            20.1 Monthly Remittance Report relating to the Distribution Date occurring on November 15, 1998.

Item 8.     Change in Fiscal Year.

            Not Applicable.

                                  Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              OMI TRUST 1998-D, Registrant

                              By:  Oakwood Acceptance Corporation,
                                     as servicer


November 19, 1998
                                    -------------------------------
                                    Douglas R. Muir
                                    Vice President

                               INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                              Numbered Pages
                                                          --------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on November 15, 1998............................



OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:       Oct-98


                         Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------------------

Beginning                                                                      Ending          Scheduled
Principal         Scheduled       Prepaid        Liquidated    Contracts       Principal       Gross
Balance           Principal       Principal      Principal     Repurchased     Balance         Interest
----------------------------------------------------------------------------------------------------------


319,423,714.08  (348,965.15)  (4,658,924.38)         0.00            0.00    314,415,824.55   2,566,858.12
==========================================================================================================



                                                         REPORT DATE:  NOVEMBER 6, 1998
                                                         POOL REPORT # 1
                                                         Page 1 of 6






                Scheduled                   Amount
 Servicing      Pass Thru      Liquidation  Available for  Limited       Total
 Fee            Interest       Proceeds     Distribution   Guarantee     Distribution
-------------------------------------------------------------------------------------


266,186.43    2,300,671.69         0.00     7,574,747.65        0.00    7,574,747.65
=====================================================================================







                                    Certificate Account
-------------------------------------------------------------------------------------------

  Beginning              Deposits                           Investment        Ending
   Balance       Principal     Interest    Distributions     Interest         Balance
-------------------------------------------------------------------------------------------

     0.00     4,746,198.78    740,683.24          0.00        2,771.00    5,489,653.02
===========================================================================================




           P&I Advances at Distribution Date
--------------------------------------------------------

  Beginning      Recovered      Current       Ending
   Balance        Advances      Advances     Balance
--------------------------------------------------------

      0.00           0.00      12,981.16    12,981.16
========================================================



OAKWOOD MORTGAGE INVESTORS, INC. 1998-D                                            REPORT DATE:  NOVEMBER 6, 1998
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                               POOL REPORT #1
REMITTANCE REPORT
REPORTING MONTH:                Oct-98                                             Page 2 of 6


Class B Crossover Test                                 Test Met?    Average 60 day delinquency ratio:
-------------------------------------------            -----------

(a) Remittance date on or after May 2003                   N                          Over 60s       Pool Balance      %
                                                                                    --------------------------------------

(b) Average 60 day Delinquency rate <= 5%                  Y        Current Mo             0.00     319,423,714.08    0.00%
                                                                    1st Preceding Mo       0.00               0.00    0.00%
(c) Average 30 day Delinquency rate <= 7%                  Y        2nd Preceding Mo       0.00               0.00    0.00%
                                                                                                        Divided by      3
                                                                                                                   ---------
(d) Cumulative losses do not exceed the following                                                                     0.00%
percent of the intitial principal balance of all
Certificates
                                                                    Average 30 day delinquency ratio:
            May 2003-Oct 2004       7%                     N
            Nov 2004-Oct 2005       8%                     N
            Nov 2005 and thereafter 9%                     N                          Over 30s       Pool Balance      %
                                                                                   -----------------------------------------

                                                                    Current Mo       761,652.63      319,423,714.08   0.24%
                                                                    1st Preceding Mo       0.00                0.00   0.00%
(e) Current realized loss ratio <=  2.75%                  Y        2nd Preceding Mo       0.00                0.00   0.00%
                                                                                                         Divided by     3
                                                                                                                    --------
(f) Does Subordinated Certificate percentage equal or                                                                 0.08%
    exceed                          41.126%                                                                         ========
    of Pool Scheduled Principal Balance                             Cumulative loss ratio:

            Beginning Adj M balances       36,734,000.00                           Cumulative losses           0.00
                                                                                                    ----------------
            Beginning Adj B-1 balance      12,777,000.00            Divided by Initial Certificate   319,423,713.00  0.000%
                                                                    Principal                                       ========
            Beginning Adj B-2 balance      25,554,561.00
                                           -------------
                                           75,065,561.00
                                           -------------
            Divided by beginning pool
            balance                       319,423,714.08           Current realized loss ratio:
                                                 23.500%  N                         Liquidation       Pool
                                                                                        Losses        Balance
                                                                                    --------------------------------

                                                                    Current Mo             0.00       319,423,714.08
                                                                    1st Preceding Mo       0.00                 0.00
                                                                    2nd Preceding Mo       0.00                 0.00
                                                                                                                     0.000%
                                                                                                                    ========



OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:               Oct-98



                                             Delinquency Analysis

                                       31 to 59 days        60 to 89 days   90 days and Over    Total Delinq.
            No. of      Principal            Principal          Principal         Principal           Principal
            Loans       Balance        #     Balance       #    Balance      #    Balance     #       Balance
            ----------------------------------------------------------------------------------------------------


  Non-Repos  6,907  314,333,521.08    18    679,349.16     0        0.00     0        0.00    18     679,349.16

      Repos      3       82,303.47     3     82,303.47     0                                   3      82,303.47
            ----------------------------------------------------------------------------------------------------

      Total  6,910  314,415,824.55    21    761,652.63     0        0.00     0        0.00    21     761,652.63
            ====================================================================================================

                                                                                            0.3%          0.24%
                                                                                         =======================




                                           REPORT DATE:  NOVEMBER 6, 1998
                                           POOL REPORT #    1
                                           Page 3 of 6




                          Repossession Analysis
   Active Repos           Reversal   Current Month
   Outstanding          (Redemption)     Repos        Cumulative Repos
        Principal         Principal       Principal        Principal
 #       Balance    #     Balance   #     Balance     #    Balance
--------------------------------------------------------------------------

 3     82,303.47    0      0.00     3   82,303.47     3    82,303.47






          OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
          OAKWOOD ACCEPTANCE CORP. -  SERVICER
          REMITTANCE REPORT
          REPORTING MONTH:                Oct-98

          REPOSSESSION LIQUIDATION REPORT



                                     Liquidated
            Account      Customer     Principal     Sales     Insur.     Total
  FHA?      Number         Name        Balance    Proceeds    Refunds   Proceeds
----------------------------------------------------------------------------------
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                                                             0.00
                                     ---------------------------------------------
                                            0.00        0.00      0.00       0.00
                                     =============================================


                                                     REPORT DATE: NOVEMBER 6, 1998
                                                     POOL REPORT # 1
                                                     Page 4 of 6


                 Net                                      Net       Current
Repossession Liquidation    Unrecov.   FHA Insurance   Pass Thru   Period Net  Cumulative
  Expenses     Proceeds     Advances     Coverage       Proceeds   Gain/(Loss) Gain/(Loss)
------------------------------------------------------------------------------------------
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
                  0.00                       0.00          0.00       0.00
---------------------------------------------------------------------------
       0.00       0.00          0.00         0.00          0.00       0.00       0.00
======================================================================================





OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. - SERVICER
REMITTANCE REPORT
REPORTING MONTH:                Oct-98

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                 Original        Beginning         Beginning       Current        Current
          Cert.                Certificate      Certificate        Carryover      Principal      Principal
          Class                  Balances         Balances         Principal         Due           Paid
----------------------------------------------------------------------------------------------------------


A-1                             238,335,000.00  238,335,000.00           0.00  (5,003,269.38)(5,003,269.38)


A-1 ARM                           6,023,152.00    6,023,152.00           0.00      (4,620.07)    (4,620.07)


M-1 Adjusted Certificate Balance  22,360,000.00  22,360,000.00           0.00           0.00          0.00
M-1 Outstanding Writedown                                 0.00                                        0.00

M-2 Adjusted Certificate Balance  14,374,000.00  14,374,000.00           0.00           0.00          0.00
M-2 Outstanding Writedown                                 0.00                                        0.00

B-1 Adjusted Certificate Balance  12,777,000.00  12,777,000.00           0.00           0.00          0.00
B-1 Outstanding Writedown                                 0.00                                        0.00

B-2 Adjusted Certificate Balance  25,554,561.00  25,554,561.00           0.00           0.00          0.00
B-2 Outstanding Writedown                                 0.00                                        0.00

                                 --------------------------------------------------------------------------
Adjusted Certificate Balance     319,423,713.00 319,423,713.00           0.00  (5,007,889.45)(5,007,889.45)
Outstanding Writedown                                     0.00
                                 ==========================================================================
                                 319,423,713.00 319,423,713.00           0.00  (5,007,889.45)(5,007,889.45)
                                 ==========================================================================


                                           REPORT DATE: NOVEMBER 6, 1998
                                           POOL REPORT # 1

                                           Page 5 of 6

                                   Ending                        Ending                   Principal Paid
          Cert.                   Carryover     Writedown     Certificate       Pool        Per $1,000
          Class                   Principal      Amounts       Balances        Factor      Denomination
---------------------------------------------------------------------------------------------------------

A-1                                 0.00                    233,331,730.62     97.90074%        20.99


A-1 ARM                             0.00                      6,018,531.93     99.92329%         0.77


M-1 Adjusted Certificate Balance    0.00          0.00       22,360,000.00    100.00000%         0.00
M-1 Outstanding Writedown                         0.00                0.00          0.00         0.00

M-2 Adjusted Certificate Balance    0.00          0.00       14,374,000.00    100.00000%         0.00
M-2 Outstanding Writedown                         0.00                0.00          0.00         0.00

B-1 Adjusted Certificate Balance    0.00          0.00       12,777,000.00    100.00000%         0.00
B-1 Outstanding Writedown                         0.00                0.00          0.00         0.00

B-2 Adjusted Certificate Balance    0.00          0.00       25,554,561.00    100.00000%         0.00
B-2 Outstanding Writedown                         0.00                0.00          0.00         0.00

                                ------------------------------------------
Adjusted Certificate Balance        0.00          0.00      314,415,823.55
Outstanding Writedown                             0.00                0.00
                                ==========================================
                                    0.00          0.00      314,415,823.55
                                ==========================================





OAKWOOD MORTGAGE INVESTORS, INC. 1998-D
OAKWOOD ACCEPTANCE CORP. - SERVICER
REMITTANCE REPORT
REPORTING MONTH:           Oct-98



      Certificate               Remittance   Beginning     Current         Total         Interest       Ending
         Class                     Rate       Balance      Accrual         Paid          Shortfall      Balance
                                --------------------------------------------------------------------------------

A-1                               6.40000%       0.00  1,271,120.00    1,271,120.00          0.00         0.00
A-1  Carryover Interest                          0.00          0.00            0.00          0.00         0.00


A-1 ARM                           6.01950%       0.00     10,071.21       10,071.21          0.00         0.00
A-1 ARM  Carryover Interest                      0.00          0.00            0.00          0.00         0.00


M-1 Current Interest                7.415%       0.00    138,166.17      138,166.17          0.00         0.00
M-1 Carryover Interest                           0.00          0.00            0.00          0.00         0.00
M-1 Writedown Interest                           0.00          0.00            0.00          0.00         0.00
M-1 Carryover Writedown Int                      0.00          0.00            0.00          0.00         0.00

M-2 Current Interest                8.322%       0.00     99,683.69       99,683.69          0.00         0.00
M-2 Carryover Interest                           0.00          0.00            0.00          0.00         0.00
M-2 Writedown Interest                           0.00          0.00            0.00          0.00         0.00
M-2 Carryover Writedown Int                      0.00          0.00            0.00          0.00         0.00

B-1 Current Interest                8.650%       0.00     92,100.88       92,100.88          0.00         0.00
B-1 Carryover Interest                           0.00             0               0          0.00         0.00
B-1 Writedown Interest                           0.00          0.00            0.00          0.00         0.00
B-1 Carryover Writedown Int                      0.00          0.00            0.00          0.00         0.00

B-2 Current Interest                7.950%       0.00    169,298.97      169,298.97          0.00         0.00
B-2 Carryover Interest                           0.00          0.00            0.00          0.00         0.00
B-2 Writedown Interest                           0.00          0.00            0.00          0.00         0.00
B-2 Carryover Writedown Int                      0.00          0.00            0.00          0.00         0.00

Limited Guarantee

Service Fee                                      0.00    266,186.43      266,186.43          0.00         0.00

X Certificate                                    0.00    520,230.85      520,230.85          0.00         0.00

R
                                           --------------------------------------------------------------------

                                                 0.00  2,566,858.20    2,566,858.20          0.00         0.00
                                           ====================================================================


                      REPORT DATE:  NOVEMBER 6, 1998
                      POOL REPORT #   1

                      Page 6 of 6





                               Interest Paid
      Certificate               Per $1,000           Cert.          TOTAL
         Class                 Denomination          Class      DISTRIBUTION
                               ----------------------------------------------------

A-1                               5.33               A-1        6,274,389.38
A-1  Carryover Interest


A-1 ARM                           1.67             A-1 ARM         14,691.28
A-1 ARM  Carryover Interest


M-1 Current Interest              6.18               M-1          138,166.17
M-1 Carryover Interest
M-1 Writedown Interest
M-1 Carryover Writedown Int

M-2 Current Interest              6.94               M-2           99,683.69
M-2 Carryover Interest
M-2 Writedown Interest
M-2 Carryover Writedown Int

B-1 Current Interest              7.21               B-1           92,100.88
B-1 Carryover Interest
B-1 Writedown Interest
B-1 Carryover Writedown Int

B-2 Current Interest              6.63               B-2          169,298.97
B-2 Carryover Interest
B-2 Writedown Interest
B-2 Carryover Writedown Int

                                              Limited Guarantee

                                                 Service Fee      266,186.43

                                                       X          520,230.85

                                                       R
                                                               --------------

                                                                7,574,747.65
                                                               ==============
